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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                     FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) February 20, 1998


                         Telecomm Industries Corporation
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              (Exact name of Registrant as Specified in Its Charter)


                                     Delaware
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                  (State or Other Jurisdiction of Incorporation)


               0-4410                                 06-844558
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     (Commission File Number)            (I.R.S. Employer Identification No.)


     1743 West Quincy Avenue, Naperville, Illinois         60540
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(Address of Principal Executive Office)                 (Zip Code)


                                  (630)369-7111
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               (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

     The attached press release, relating to the acquisition of Division Tel Communications Group, Inc. by Telecomm Industries Corporation, is hereby incorporated by reference.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

     Exhibit 99.1   --   Press Release dated February 20, 1998


                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TELECOMM INDUSTRIES CORPORATION
                                                  (Registrant)



Date: February 20, 1998                 By:  /s/ James M. Lowery
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                                                (Signature)
                                              James M. Lowery
                                        Chairman and Chief Executive Officer

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                                  EXHIBIT INDEX


EXHIBIT 99.1--Press Release dated February 20, 1998 issued by Telecomm
              Industries Corporation.